                                                                    EXHIBIT 8(j)

                                     FORM OF
                               AMENDED SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                             Effective Date
----                                             --------------

Schwab International Index Fund                  July 21, 1993

Schwab Small-Cap Index Fund                      October 14, 1993

Schwab Asset Director-High Growth Fund           September 25, 1995

Schwab Asset Director-Balanced Growth Fund       September 25, 1995

Schwab Asset Director-Conservative Growth Fund   September 25, 1995

Schwab S&P 500 Fund-Investor Shares              February 28, 1996

Schwab S&P 500 Fund-e.Shares                     February 28, 1996

Schwab Analytics Fund                            May 21, 1996

Schwab OneSource Portfolios-International        September 2, 1996

Schwab OneSource Portfolios-Growth Allocation    October 13, 1996

Schwab OneSource Portfolios-Balanced Allocation  October 13, 1996

Schwab OneSource Portfolios-Small Company        [        ], 1997


                                        SCHWAB CAPITAL TRUST


                                        By:      ___________________________
                                        Name:    William J. Klipp
                                        Title:   Executive Vice President
                                                 and Chief Operating Officer


                                        CHARLES SCHWAB & CO., INC.


                                        By:      ___________________________
                                        Name:    Colleen M. Hummer
                                        Title:   Senior Vice President

                                     FORM OF
                               AMENDED SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                                      FEES
      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                               FEE
----                               ---
Schwab International Index Fund    Five one-hundredths of one percent (.05%) of the
                                   Fund's average daily net assets

Schwab Small-Cap Index Fund        Five one-hundredths of one percent (.05%) of the
                                   Fund's average daily net assets

Schwab Asset Director-High Growth  Five one-hundredths of one percent (.05%) of the
Fund                               Fund's average daily net assets

Schwab Asset Director-Balanced     Five one-hundredths of one percent (.05%) of the
Growth Fund                        Fund's average daily net assets

Schwab Asset                       Five one-hundredths of one percent (.05%) of the
Director-Conservative Growth Fund  Fund's average daily net assets

Schwab S&P 500 Fund-Investor       Five one-hundredths of one percent (.05%) of the
Shares                             Fund's average daily net assets

Schwab S&P 500 Fund-e.Shares       Five one-hundredths of one percent (.05%) of the
                                   Fund's average daily net assets

Schwab Analytics Fund              Five one-hundredths of one percent (.05%) of the
                                   Fund's average daily net assets.

Schwab OneSource                   Five one-hundredths of one percent (.05%) of the
Portfolios-International           Fund's average daily net assets.

Schwab OneSource                   Five one-hundredths of one percent (.05%) of the
Portfolios-Growth Allocation       Fund's average daily net assets.

Schwab OneSource                   Five one-hundredths of one percent (.05%) of the
Portfolios-Balanced Allocation     Fund's average daily net assets.

Schwab OneSource Portfolios-Small  Five one-hundredths of one percent (.05%) of the
Company                            Fund's average daily net assets.

                                        SCHWAB CAPITAL TRUST

                                        By:      ___________________________
                                        Name:    William J. Klipp
                                        Title:   Executive Vice President
                                                 and Chief Operating Officer


                                        CHARLES SCHWAB & CO., INC.

                                        By:      ___________________________
                                        Name:    Colleen M. Hummer
                                        Title:   Senior Vice President




                                      C-2